Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

	AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)			RATING	PAGE OF PAGES
						1	[***]
	2. CONTRACT (Proc. [***].) NO. [***]	3. EFFECTIVE DATE 18 Jun 2020		4. REQUISITION/PURCHASE REQUEST/PROJECT NO. [***]
	5. ISSUED BY CODE	W911QY	6. ADMINIST ERED BY (If other than Item 5) CODE
W6QK ACC-APG NATICK 110 THOMAS JOHNSON DR SUITE #240 FREDERICK MD 21702			See Item 5
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) INOVIO PHARMACEUTICALS, INC. [***] 660 W GERMANTOWN PIKE STE 110 PLYMOUTH MEETING PA 19462-1111					8. DELIVERY [ ] FOB ORIGIN [ X ] OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT
					10. SUBMIT INVOICES 1 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	ITEM Block 12
	CODE 43MD0	FACILITY CODE
	11. SHIP TO/MARK FOR CODE		12. PAYMENT WILL BE MADE BY CODE			[***]
See Schedule			DEFENSE FINANCE AND ACCOUNTING SERVICE DFAS-INDY VP GFEBS 8899 E 56TH STREET INDIANAPOLIS IN 46249-3800
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ X ] 10 U.S.C. 2304(c)(2) [ ] 41 U.S.C. 253(c)( )			14. ACCOUNTING AND APPROPRIATION DATA See Schedule
15A. ITEM NO.	15B. SUPPLIES/ SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
15G. TO TAL AMOUNT OF CONTRACT $16,570,397.00

16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PARTI - THE SCHEDULE				PARTII - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	9 - 23
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 4	PART III – LIST OF DOCUMENTS, EXHIBITS AND O THER ATTACH.
	C	DESCRIPTION/ SPECS./ WORK STATEMENT			J	LIST OF ATTACHMENTS
X	D	PACKAGING AND MARKING	5	PART IV - REPRESENTATIO NS AND INSTRUCTIO NS
X	E	INSPECT ION AND ACCEPTANCE	6		K	REPRESENT ATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	7
X	G	CONTRACT ADMINISTRATION DATA	8		L	INST RS., CONDS., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICE R WILL COMP LETE ITEM 17 (SEAL ED-BID OR NEGOTIATED P ROCUREMENT) OR 18 (SEAL ED-BID P ROCUREME NT) AS AP P LICABLE
17. [ X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this   docum e nt and return1 copies to issuing office.)   Contractor agrees to furnish and deliver all
items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.)

Your bid on Solicitation Number

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER ( Type or print)				20A. NAME OF CONTRACTING OFFICER TEL: EMAIL:
19B. NAME OF CONTRACTOR BY (Signature of person authorized to sign)			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)			20C. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA – FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1					$[***]
CELLECTRA 2000 Devices and Accessories FFP
The Government is purchasing Cellectra 2000 Devices and Accessories to be used to inject the INO-4800 vaccine, provided by Inovio, into Phase 3 COVID-19 clinical trial subject being performed under Inovio's IND. Upon Completion of the Phase 3 trials, Inovio shall ship the devices and remaining accessories to the Government. The Government shall use any device and/or accessory only for use with INO-4800 for COVID-19 and shall only be conducted under Inovio’s regulatory filings. No further use is permitted without Inovio’s explicit prior written consent. Equipment costing for this award does not reflect expected final commercial pricing and is based on a direct cost for labor and materials plus an indirect cost rate only.
PURCHASE REQUEST NUMBER: [***]

NET AMT    $[***]

ITEM NO    SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT
0001AA    [***]    [***]    $[***]    $[***]
[***]
[***]
[***]

NET AMT    $[***]

[***]
[***]

$[***]

ITEM NO    SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE        AMOUNT [***]            [***]    [***]        $[***]    $[***]
[***]
[***]
[***]
[***]

NET AMT    $[***]

[***]
[***]

$[***]

ITEM NO    SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE        AMOUNT [***]            [***]    [***]        $[***]    $[***]
[***]
[***]
[***]
[***]

NET AMT    $[***]

[***]
[***]

$[***]

ITEM NO    SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT
[***]    [***]    [***]    $[***]    $[***]
[***]
[***]
[***]
[***]

NET AMT    $[***]

[***]
[***]

$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
[***]		[***]	[***]	$[***]	$[***]
[***]
[***]
[***]
[***]
[***]

NET AMT    $[***]

[***]
[***]

$[***]

Section D - Packaging and Marking

PRESERVATION AND PACKING
The Contractor shall provide its standard preservation and packing in all shipments.

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

DELIVERY INFORMATION

CLIN	DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE

[***]    [***]    [***]    [***]    [***]

[***]    [***]    [***]
[***]
[***]
[***]
[***]
[***]

[***]

[***]    [***]    [***]
[***]

[***]

[***]    [***]    [***]
[***]

[***]

[***]    [***]    [***]
[***]
[***]
[***]
[***]

[***]

[***]    [***]    [***]
[***]

[***]

ACCOUNTING AND APPROPRIATION DATA

AA: 09720202021013000018170552520255    S.0074658.1.1.8.1    6100.9000021001 COST CODE: AHPDD
AMOUNT: $[***]

ACRN [***]	CLIN/SLIN [***]	CIN [***]	AMOUNT $[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.203-12	Limitation On Payments To Influence Certain Federal Transactions

52.204-19	Incorporation by Reference of Representations and Certifications.

52.204-21	Basic Safeguarding of Covered Contractor Information Systems

52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities.

52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

52.209-10	Prohibition on Contracting With Inverted Domestic Corporations

JUN 2020 DEC 2014 JUN 2016 JUL 2018

AUG 2019 NOV 2015

52.211-8    Time of Delivery    JUN 1997
52.211-8 Alt I    Time of Delivery (Jun 1997) Alternate I    APR 1984
52.211-17    Delivery of Excess Quantities    SEP 1989
52.216-18    Ordering    OCT 1995
52.216-19    Order Limitations    OCT 1995
52.216-20    Definite Quantity    OCT 1995 52.222-1    Notice To The Government Of Labor Disputes        FEB 1997 52.223-6    Drug-Free Workplace    MAY 2001 52.232-39    Unenforceability of Unauthorized Obligations    JUN 2013

52.232-40	Providing Accelerated Payments to Small Business Subcontractors

DEC 2013

52.233-3    Protest After Award    AUG 1996 52.233-4    Applicable Law for Breach of Contract Claim    OCT 2004 52.243-1    Changes--Fixed Price    AUG 1987
52.246-2    Inspection Of Supplies--Fixed Price    AUG 1996
52.246-16    Responsibility For Supplies    APR 1984
52.247-1    Commercial Bill Of Lading Notations    FEB 2006
52.247-34    F.O.B. Destination    NOV 1991
52.249-8    Default (Fixed-Price Supply & Service)    APR 1984
52.249-14    Excusable Delays    APR 1984

252.203-7000	Requirements Relating to Compensation of Former DoD Officials

SEP 2011

252.203-7002    Requirement to Inform Employees of Whistleblower Rights    SEP 2013 252.203-7003    Agency Office of the Inspector General    AUG 2019
252.204-7000    Disclosure Of Information    OCT 2016

252.204-7002	Payment For Contract Line or Subline Items Not Separately Priced

APR 2020

252.204-7003    Control Of Government Personnel Work Product    APR 1992
252.204-7006    Billing Instructions    OCT 2005

252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting

DEC 2019

252.204-7015	Notice of Authorized Disclosure of Information for Litigation MAY 2016 Support

252.204-7018	Prohibition on the Acquisition of Covered Defense Telecommunications Equipment or Services

DEC 2019

252.205-7000    Provision Of Information To Cooperative Agreement Holders DEC 1991

252.209-7004	Subcontracting With Firms That Are Owned or Controlled By MAY 2019
The Government of a Country that is a State Sponsor of
Terrorism
252.211-7003	Item Unique Identification and Valuation MAR 2016
252.211-7005	Substitutions for Military or Federal Specifications and NOV 2005
Standards
252.217-7027	Contract Definitization DEC 2012
252.217-7028	Over And Above Work DEC 1991
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements DEC 2010
252.225-7012	Preference For Certain Domestic Commodities DEC 2017
252.225-7025	Restriction on Acquisition of Forgings DEC 2009
252.225-7041	Correspondence in English JUN 1997
252.225-7048	Export-Controlled Items JUN 2013
252.232-7010	Levies on Contract Payments DEC 2006
252.232-7017	Accelerating Payments to Small Business Subcontractors-- APR 2020
Prohibition on Fees and Consideration
252.243-7001	Pricing Of Contract Modifications DEC 1991
252.243-7002	Requests for Equitable Adjustment DEC 2012
252.244-7000	Subcontracts for Commercial Items JUN 2013

CLAUSES INCORPORATED BY FULL TEXT

52.212-4    CONTRACT TERMS AND CONDITIONS-- COMMERCIAL ITEMS (OCT 2018)

(a)Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post- acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and
(2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d)Disputes. This contract is subject to 41 U.S.C. chapter 71, Contract Disputes'', as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)	Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)	Invoice.

(1)    The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include--

(i)    Name and address of the Contractor;

(ii)	Invoice date and number;

(iii)	Contract number, line item number and, if applicable, the order number;

(iv)	Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v)    Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi)	Terms of any discount for prompt payment offered;

(vii)	Name and address of official to whom payment is to be sent;

(viii)	Name, title, and phone number of person to notify in event of defective invoice; and

(ix)    Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x)	Electronic funds transfer (EFT) banking information.

(A)    The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)    If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—System for Award Management, or 52.232-34, Payment by Electronic
Funds Transfer--Other Than System for Award Management), or applicable agency procedures.

(C)	EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2)    Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h)Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)	Payment.--

(1)    Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2)    Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.

(3)    Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4)    Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5)    Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall--

(i)    Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the--

(A)Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B)	Affected contract number and delivery order number, if applicable;

(C)	Affected line item or subline item, if applicable; and

(D)	Contractor point of contact.

(ii)	Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6)	Interest.

(i)    All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C.
7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

(ii)    The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii)	Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if--

(A)    The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B)    The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C)    The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv)    If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v)	Amounts shall be due at the earliest of the following dates:

(A)    The date fixed under this contract.

(B)    The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi)    The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on--

(A)    The date on which the designated office receives payment from the Contractor;

(B)    The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C)    The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii)    The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

(j)Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)    Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2)    Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k)	Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l)Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m)Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n)Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o)Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p)Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q)Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r)Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C.
chapter 87, Kickbacks; 41 U.S.C. 4712 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

(s)Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.

(t)	Reserved.

(u)	Unauthorized Obligations.

(1)    Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End User License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i)    Any such clause is unenforceable against the Government.

(ii)    Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement is invoked through an ``I agree'' click box or other comparable mechanism (e.g.,
``click-wrap'' or ``browse-wrap'' agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii)	Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2)    Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor's representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of Clause)

52.212-5    CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (JUN 2020)

(a)The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)    52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2)    52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3)    52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2019) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4)    52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015). (5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).
(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77 and 108-78 (19
U.S.C. 3805 note)).

(b)The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

     (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUN 2020), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

X (2) 52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (41 U.S.C. 3509).

    (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (JUN 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

X (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (JUN 2020) (Pub. L. 109- 282) (31 U.S.C. 6101 note).

    (5) [Reserved]

     (6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

     (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub.
L. 111-117, section 743 of Div. C).

    (8) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (JUN 2020) (31 U.S.C. 6101 note).

X    (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (OCT 2018) (41
U.S.C. 2313).

    (10) [Reserved]

    (11)(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (MAR 2020) (15 U.S.C. 657a).

    (ii) Alternate I (MAR 2020) of 52.219-3.

    (12) (i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (MAR 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

    (ii) Alternate I (MAR 2020) of 52.219-4.

    (13) [Reserved]

    (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (MAR 2020) (15 U.S.C. 644).

    (ii) Alternate I (MAR 2020).

    (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (MAR 2020) (15 U.S.C. 644).

    (ii) Alternate I (MAR 2020) of 52.219-7.

X (16) 52.219-8, Utilization of Small Business Concerns (OCT 2018) (15 U.S.C. 637(d)(2) and (3)).

    (17)(i) 52.219-9, Small Business Subcontracting Plan (JUN 2020) (15 U.S.C. 637(d)(4)).

    (ii) Alternate I (NOV 2016) of 52.219-9.

    (iii) Alternate II (NOV 2016) of 52.219-9.

    (iv) Alternate III (JUN 2020) of 52.219-9.

    (v) Alternate IV (JUN 2020) of 52.219-9.

    (18) 52.219-13, Notice of Set-Aside of Orders (MAR 2020) (15 U.S.C. 644(r)).

    (19) 52.219-14, Limitations on Subcontracting (MAR 2020) (15 U.S.C. 637(a)(14)).

    (20) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

    (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (MAR 2020) (15
U.S.C. 657f).

X (22) (i) 52.219-28, Post Award Small Business Program Rerepresentation (MAR 2020) (15 U.S.C. 632(a)(2)).

    (ii) Alternate I (MAR 2020) of 52.219-28.

    (23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women- Owned Small Business (EDWOSB) Concerns (MAR 2020) (15 U.S.C. 637(m)).

    (24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (MAR 2020) (15 U.S.C. 637(m)).
    (25) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)).

    (26) 52.219-33, Nonmanufacturer Rule (MAR 2020) (15 U.S.C. 637(a)(17)).

X (27) 52.222-3, Convict Labor (JUN 2003) (E.O. 11755).

X (28) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (JAN 2020) (E.O. 13126).

X (29) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

X (30)(i) 52.222-26, Equal Opportunity (SEPT 2016) (E.O. 11246).

    (ii) Alternate I (FEB 1999) of 52.222-26.

X (31)(i) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

    (ii) Alternate I (JUL 2014) of 52.222-35.

X (32)(i) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

    (ii) Alternate I (JUL 2014) of 52.222-36.

X (33) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

X (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

X (35)(i) 52.222-50, Combating Trafficking in Persons (JAN 2019) (22 U.S.C. chapter 78 and E.O. 13627).

    (ii) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

X (36) 52.222-54, Employment Eligibility Verification (OCT 2015). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

    (37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA–Designated Items (MAY 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

    (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

    (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (JUN 2016) (E.O. 13693).

    (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (JUN 2016) (E.O. 13693).

    (40) (i) 52.223-13, Acquisition of EPEAT® Registered Imaging Equipment (JUN 2014) (E.O.s 13423 and 13514).

    (ii) Alternate I (OCT 2015) of 52.223-13.

    (41)(i) 52.223-14, Acquisition of EPEAT® Registered Televisions (JUN 2014) (E.O.s 13423 and 13514).

     (ii) Alternate I (JUN 2014) of 52.223-14.

    (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

    (43)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514).

    (ii) Alternate I (JUN 2014) of 52.223-16.

X (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (JUN 2020) (E.O. 13513).

    (45) 52.223-20, Aerosols (JUN 2016) (E.O. 13693).

    (46) 52.223-21, Foams (JUN 2016) (E.O. 13693).

    (47)(i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

    (ii) Alternate I (JAN 2017) of 52.224-3.

    (48) 52.225-1, Buy American--Supplies (MAY 2014) (41 U.S.C. chapter 83).

    (49) (i) 52.225-3, Buy American--Free Trade Agreements--Israeli Trade Act (MAY 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77,
108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

    (ii) Alternate I (MAY 2014) of 52.225-3.

    (iii) Alternate II (MAY 2014) of 52.225-3.

    (iv) Alternate III (MAY 2014) of 52.225-3.

    (50) 52.225-5, Trade Agreements (OCT 2019) 19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

X (51) 52.225-13, Restrictions on Certain Foreign Purchases (JUN 2008) (E.O.'s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

    (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (OCT 2016)
(Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

    (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (NOV 2007) (42 U.S.C. 5150

    (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (NOV 2007) (42 U.S.C. 5150).

    (55) 52.229-12, Tax on Certain Foreign Procurements (JUN 2020).

    (56) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 4505, 10
U.S.C. 2307(f)).

    (57) 52.232-30, Installment Payments for Commercial Items (JAN 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

X (58) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (OCT 2018) (31 U.S.C. 3332).

    (59) 52.232-34, Payment by Electronic Funds Transfer—Other than System for Award Management (JUL 2013) (31 U.S.C. 3332).

    (60) 52.232-36, Payment by Third Party (MAY 2014) (31 U.S.C. 3332).

X (61) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

X (62) 52.242-5, Payments to Small Business Subcontractors (JAN 2017)(15 U.S.C. 637(d)(13)).

    (63)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

    (ii) Alternate I (APR 2003) of 52.247-64.

(iii) Alternate II (FEB 2006) of 52.247-64.

(c)The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

    (1) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67).

    (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

    (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (Multiple Year and Option Contracts) (AUG 2018) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

    (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67).

    (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (MAY 2014) (41 U.S.C. chapter 67).

    (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (MAY 2014) (41 U.S.C. chapter 67).

    (7) 52.222-55, Minimum Wages Under Executive Order 13658 (DEC 2015) (E.O. 13658).

    (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

    (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792).

(d)	Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph
(d)if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

(1)    The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

(2)    The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)    As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1)in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (41 U.S.C. 3509).

(ii)52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii)52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(iv)52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2019) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v)52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi)	52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(vii)	52.222-26, Equal Opportunity (Sep 2016) (E.O. 11246).

(viii)	52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

(ix)	52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

(x)	52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

(xi)52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xii)	52.222-41, Service Contract Labor Standards (Aug 2018), (41 U.S.C. chapter 67).

(xiii)	(A) 52.222-50, Combating Trafficking in Persons (JAN 2019) (22 U.S.C. chapter 78 and E.O. 13627).

    (B) Alternate I (March 2, 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).
(xiv)52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (May 2014) (41 U.S.C. chapter 67.)

(xv)52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (May 2014) (41 U.S.C. chapter 67)

(xvi)	52.222-54, Employment Eligibility Verification (Oct 2015) (E. O. 12989).

(xvii)	52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015) (E.O. 13658).

(xviii)	52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706).

(xix)	(A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

(B) Alternate I (Jan 2017) of 52.224-3.

(xx)52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi)52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii)52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of clause)

52.252-2    CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

[Insert one or more Internet addresses]

(End of clause)

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a)    Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b)    Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.

(c)	WAWF access. To access WAWF, the Contractor shall—

(1)    Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2)    Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d)    WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e)    WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f)    WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1)Document type. The Contractor shall submit payment requests using the following document type(s):

(i)	For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii)	For fixed price line items—

(A)    That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

COMBO INVOICE AND RECEIVING REPORT

(B)    For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

(iii)	For customary progress payments based on costs incurred, submit a progress payment request.

(iv)	For performance based payments, submit a performance based payment request.

(v)	For commercial item financing, submit a commercial item financing request.

(2)Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3)Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

(4)Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5)	Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g)	WAWF point of contact.

(1)    The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

[***]

[***]

[***]

(2)	Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)